SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2008
World Wrestling Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1241 East Main Street,
Stamford, CT	06902

(Address of principal executive	(Zip
offices)	Code)
Registrant’s telephone number, including area code: (203) 352-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 © under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On December 1, 2008, World Wrestling Entertainment, Inc. (the “Company”) and Donna Goldsmith, Executive Vice President of Consumer Products, entered into a revised offer letter (the “Letter”). The Letter reflects the terms of Ms. Goldsmith’s previously announced promotion to Chief Operating Officer effective January 1, 2009. The material terms of this arrangement with Ms. Goldsmith were previously described in the Company’s Current Report on Form 8-K, filed November 10, 2008, and that description is incorporated herein by reference.
     A copy of the Letter is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Offer letter revised December 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ George A. Barrios
George A. Barrios
Chief Financial Officer

Dated: December 1, 2008